SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 7, 2004

Date of Report (Date of Earliest Event Reported)

EQUITY INNS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Tennessee	01-12073	62-1550848

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7700 Wolf River Boulevard
Germantown, Tennessee 38138

(Address of Principal Executive Offices) (Zip Code)

(901) 754-7774

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURE
EQUITY INNS, INC. INDEX TO EXHIBITS
EX-1.1 UNDERWRITING AGREEMENT
EX-5.1 OPINION OF HUNTON & WILLIAMS LLP
EX-8.1 TAX OPINION OF HUNTON & WILLIAMS
EX-99.1 PRESS RELEASE DATED APRIL 7, 2004

Item 5. Other Events and Required FD Disclosure

     On April 7, 2004, Equity Inns, Inc. (the “Company”) announced the pricing of an underwritten public offering (the “Offering”) of up to 2,760,000 shares of the Company’s common stock, $.01 par value per share, pursuant to the Company’s Prospectus Supplement dated April 7, 2004, supplementing the Company’s base Prospectus dated April 21, 1998 which was included as part of a Registration Statement on Form S-3 (No. 333-48169) declared effective by the Securities and Exchange Commission (the “Commission”) on April 21, 1998. A copy of the press release with respect to the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

Exhibit	Description
1.1	Underwriting Agreement among the Company, Equity Inns Trust, Equity Inns Partnership, L.P. and Citigroup Global Markets Inc.

5.1	Opinion of Hunton & Williams LLP.

8.1	Tax Opinion of Hunton & Williams LLP.

99.1	Press Release dated April 7, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY INNS, INC.
April 13, 2004	/s/ J. Mitchell Collins
J. Mitchell Collins Executive Vice President, Chief Financial Officer, Secretary and Treasurer

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EQUITY INNS, INC.
INDEX TO EXHIBITS

Exhibit	Description
1.1	Underwriting Agreement among the Company, Equity Inns Trust, Equity Inns Partnership, L.P. and Citigroup Global Markets Inc.

5.1	Opinion of Hunton & Williams LLP.

8.1	Tax Opinion of Hunton & Williams LLP.

99.1	Press Release dated April 7, 2004.

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